UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2026

Broadcom Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3421 Hillview Avenue
Palo Alto, California 94304
(Address of principal executive offices including zip code)

(650) 427-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Broadcom Inc. (“Broadcom”) and Google LLC (“Google”) have entered into a Long Term Agreement for Broadcom to develop and supply custom Tensor Processing Units (“TPUs”) for Google’s future generations of TPUs and a Supply Assurance Agreement for Broadcom to supply networking and other components to be used in Google’s next-generation AI racks through up to 2031.

Separately, Broadcom, Google and Anthropic PBC (“Anthropic”) have expanded their current strategic collaboration under which Anthropic, beginning in 2027, will access through Broadcom approximately 3.5 gigawatts as part of the multiple gigawatts of next generation TPU-based AI compute capacity committed by Anthropic. The consumption of such expanded AI compute capacity by Anthropic is dependent on Anthropic’s continued commercial success. In connection with this deployment, the parties are in discussions with certain operational and financial partners.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). These forward-looking statements are based on current expectations and beliefs of Broadcom’s management, current information available to Broadcom’s management, and current market trends and market conditions, and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, undue reliance should not be placed on such statements. All forward-looking statements are qualified in their entirety by reference to the risk factors discussed under the heading “Risk Factors” in Broadcom’s Annual Report on Form 10-K for the year ended November 2, 2025, Quarterly Report on Form 10-Q for the period ended February 1, 2026 and any subsequent reports that are filed with the Securities and Exchange Commission and include some important risk factors that may affect future results. Broadcom undertakes no intent or obligation to publicly update or revise the forward-looking statements made in this Current Report on Form 8-K, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2026

Broadcom Inc.

By:	/s/ Hock E. Tan
Hock E. Tan
President and Chief Executive Officer